UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----

                                    FORM 8-K

                                      ----

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2007

                                      ----

                             Uranium Resources, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-17171                 75-2212772
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)



    405 State Highway 121 Bypass Building A, Suite 110         75067
                        Lewisville, TX
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (972) 219-3330



     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On December 19, 2007, the Company orally notified The Nasdaq Stock Market, Inc. ("NASDAQ") that as a result of certain action taken on November 1, 2007, it no longer met the requirement that a majority of it's board of directors be comprised of independent directors as defined in Rule 4200.

     On November 1, 2007, the Company's Compensation Committee granted a stock option to Leland O. Erdahl, a director of the Company. The Black-Scholes valuation of this stock option grant exceeded $100,000.00 on the date of grant. Upon further review of this matter, it was determined that this stock option grant created the circumstance whereby Mr. Erdahl no longer met the qualifications of an independent director.

     NASDAQ Marketplace Rule 4530 (c)(1) requires that a listed company's board of directors be composed of a majority of the board of directors that are independent directors as defined in Rule 4200. Upon review of this matter and the determination that the stock option grant created the circumstance that Mr. Erdahl no longer met the qualifications of an independent director, Mr. Erdahl, the Compensation Committee of the Board of Directors and the Board of Directors agreed to rescind the stock option grant.

     On December 20, 2007, the Compensation Committee of the Board of Directors and the Board of Directors of the Company, acted, and rescinded the stock option grant made to Mr. Erdahl on November 1, 2007. No shares of common stock were issued in connection with the stock option grant.

     The Compensation Committee and the Board of Directors of the Company also adopted a resolution in a meeting held on December 20, 2007, that no stock option grants would be made to Mr. Erdahl until the next compensation year of the Company, that is, the twelve months ending December 31, 2008.

     The Company intends that it's actions taken regarding the rescission of the stock option grant and the resolution that no stock option grants will be made until the next compensation year of the Company will resolve this matter and return the Company to compliance under NASDAQ Marketplace Rule 4530 (c)(1).

     Written notification of this matter has been forwarded to NASDAQ on December 21, 2007 for their review.


Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     On August 6, 2007, the Board of Directors of Uranium Resources, Inc. (the "Company") amended the Restated Bylaws of the Company. The terms of certain Sections of the Restated Bylaws of the Company, as amended, are attached as
Exhibit 3.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

       (d)   Exhibits.
             --------

               Exhibit No.                       Description
               --------------  -------------------------------------------------

                   3.1         Certain Amended Sections of the Restated Bylaws

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Uranium Resources, Inc.
                                         ---------------------------------------
                                                      (Registrant)


         December 21, 2007                      /s/ THOMAS H. EHRLICH
-----------------------------------      ---------------------------------------
              (Date)                               Thomas H. Ehrlich
                                                   Vice President and
                                                 Chief Financial Officer

Exhibit Index

Exhibit Number                             Description
--------------                             -----------
 Exhibit 3.1 Restated Bylaws of Uranium Resources, Inc., as such terms were amended by the Board of Directors on August 6, 2007